Exhibit 10.1

AMENDMENT No. 1 TO

SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement (this “Amendment”) is made and entered into as of September 4, 2014, and amends that certain Securities Purchase Agreement, dated as of January 14, 2014, (the “Agreement”), by and among Cleveland Biolabs, Inc., a Delaware corporation (the “Company”), and the parties (each individually a “Purchaser,” and collectively the “Purchasers”) named on the purchaser signature pages attached thereto. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

RECITALS

WHEREAS, the Company and the undersigned Purchasers desire to amend the Agreement to remove any and all restrictions on the Company’s ability to effect an issuance involving a Variable Rate Transaction;

WHEREAS, Article 5.5 of the Agreement provides that the terms and provisions of the Agreement may be amended with the written consent of the Company and the Purchasers having original Subscription Amounts totaling at least a majority of the aggregate original Subscription Amounts at the Closing (collectively, the “Required Purchasers”); and

WHEREAS, the undersigned constitute the Required Purchasers.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the foregoing recitals and the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

AMENDMENTS

1. Amendment to Section 1.1. The definition of Variable Rate Transaction is hereby deleted in its entirety from Section 1.1 of the Agreement.

2. Amendment to Section 4.12(b). Section 4.12(b) of the Agreement is hereby deleted in its entirety from the Agreement.

3. Amendment to Section 4.12(c). Section 4.12(c) of the Agreement is hereby amended and restated in its entirety to read as follow:

“(c) Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of an Exempt Issuance.”

MISCELLANEOUS

4. Severability. In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

6. Conflicts. In the event of any inconsistencies between this Amendment and the Agreement, the terms of this Amendment shall govern. Except as provided for herein, all other terms and conditions of the Agreement shall remain unchanged and the parties hereto reaffirm the terms and conditions of such Agreement. This Amendment may only be amended by a document, in writing, of even or subsequent date hereof, executed by the Company and the Required Purchasers.

7. Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators and other legal representatives.

8. Governing Law. This Amendment shall be governed by and construed under the laws of the State of New York in all respects as such laws are applied to agreements among New York residents entered into and performed entirely within New York, without giving effect to conflict of law principles thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:

CLEVELAND BIOLABS, INC.

By:	/s/ Yakov Kogan
Name:	Yakov Kogan
Title:	Chief Executive Officer

Signature Page to First Amendment to Securities Purchase Agreement

REQUIRED PURCHASERS:

SABBY HEALTHCARE VOLATILITY MASTER FUND, LTD.

By:	/s/ Robert Grundstein
Name:	Robert Grundstein
Title:	COO of Investment Management

SABBY VOLATILITY WARRANT MASTER FUND, LTD.

By:	/s/ Robert Grundstein
Name:	Robert Grundstein
Title:	COO of Investment Management

Signature Page to First Amendment to Securities Purchase Agreement